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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5451

USLICO Series Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2004

USLICO Series Fund
▪	The Asset Allocation Portfolio
▪	The Bond Portfolio
▪	The Money Market Portfolio
▪	The Stock Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•    You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•   In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•   Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16½ times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6)
(in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of December 31, 2004

(as a percent of net assets)

*  Excludes other assets and liabilities of -7.6% of net assets.

Portfolio holdings are subject to change daily.

The ING USLICO Asset Allocation Portfolio (the “Portfolio” or “Asset Allocation Portfolio”) seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The equity portion of the Portfolio is managed by James A. Vail, CFA, Vice President and Senior Portfolio Manager, the money market portion of the Portfolio is managed by David S. Yealy, Portfolio Manager, and the bond portion of the Portfolio is managed by James Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 8.61% compared to 10.88% for the Standard & Poor’s (“S&P”) 500 Index(1) and 4.34% for the Lehman Brothers Aggregate Bond Index(2).

Portfolio Specifics: The primary contributors to the equity performance was strong stock selection in the health care and consumer discretionary sectors. Performance was negatively impacted by our overweight in energy and underweight in telecommunications and energy. Specific contributors in the best performing sector health care were Biogen IDEC, Inc., Zimmer Holdings, Inc., Inamed Corp. and Celgene Corp. An underweight in Merck & Co., Inc. also benefited results. Strong performers in the industrial sector included Tyco Intl. Ltd., Rockwell Automation, Inc., and Paccar, Inc. Finally, in the consumer discretionary sector, strong relative gains were posted by eBay, Inc., Carnival Corp., Harley-Davidson Corp. and previously held Coach, Inc. Previously held NVIDIA Corp. was a poor performer; while an underweight in Exxon Mobil Corp. also hurt performance.

Performance of the fixed income portion of the Portfolio benefited from a short duration posture and yield curve exposure. For most of the period, the Portfolio was well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the Portfolio back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period. Exposure to high yield and emerging markets debt were also significant contributors to performance.

Current Strategy and Outlook: After a strong performance in the final quarter of 2004, we believe the equity market, as measured by the S&P 500 Index, could consolidate these gains within a narrow range as the economic and earnings data is reviewed early in the new year. At the time of this writing, there has been broad selling pressure in energy, materials, and information technology as recent indications from the Federal Reserve (“Fed”) point to continued rate increases and growing inflation fears. We have reduced the Portfolio’s energy exposure, as we believe near-term pressure should prevail. Longer term, however, we believe energy supply and demand are likely to remain out of balance, keeping commodity prices higher than recent trends. The cash position will be redeployed as attractive opportunities present themselves.

While the bond market has renewed its focus on the improving economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the pace of economic activity nor likely Fed tightenings. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative. Tactically, the Portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation, and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which had witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	9.9%
Diversified Financial Services	7.4%
Banks	6.1%
Pharmaceuticals	5.3%
U.S. Treasury Bonds	5.0%
Federal Home Loan Mortgage Corporation	3.9%
Miscellaneous Manufacturing	3.6%
Aerospace/Defense	3.3%
Chemicals	3.3%
Retail	3.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	THE USLICO ASSET ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	5 Year	10 Year

Asset Allocation Portfolio	8.61%	(3.28)%	5.77%
S&P 500 Index(1)	10.88%	(2.30)%	12.07%
Lehman Brothers Aggregate Bond Index(2)	4.34%	7.71%	7.72%

Based on a $10,000 initial investment, the graph and table illustrate the total return of Asset Allocation Portfolio against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)              The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE USLICO BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of December 31, 2004

(as a percent of net assets)

*   Excludes other assets and liabilities of -22.6% of net assets.

Portfolio holdings are subject to change daily.

The ING USLICO Bond Portfolio (the “Portfolio” or “Bond Portfolio”) seeks to obtain a high level of income consistent with prudent risk and the preservation of capital. The Portfolio is managed by James Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 4.29% compared to 4.34% for the Lehman Brothers Aggregate Bond Index(1).

Portfolio Specifics: Throughout the year ended December 31, 2004, the Federal Reserve (“Fed”) was true to its oft-stated “measured pace” guidance with 25 basis points moves starting in June. Yields on shorter-term Treasuries moved higher, while those of 10- and 30-year bonds dropped. The widely watched Lehman Brothers Aggregate Bond Index rallied a 4.34% return for the year. All spread sectors notched positive returns above comparable duration Treasuries lead by the non-investment-grade emerging market and high yield sectors. BBB-rated bonds outperformed higher rated securities in the investment-grade universe. Within that universe, the credit sector garnered the highest excess returns during the period at 1.59% followed by mortgages and asset-backed securities. Commercial mortgage-backed securities also posted excess returns of 1.18%. Despite repeated headline risk in the agency arena, the sector outperformed by 0.78%, and the departure of two senior managers at FNMA had little or no impact on the issuer’s bonds.

Performance during the period benefited from the Portfolio’s short duration posture and yield curve exposure. For most of the period, the Portfolio was well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless we brought the Portfolio back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors — mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities — also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period. Exposure to high yield and emerging market debt were also significant contributors to performance.

Current Strategy and Outlook: Uncertainty about the twin U.S. deficits, the geo-political and currency situations, and the level and direction of energy costs present portfolio managers with quite a set of wildcards; nevertheless, most measures of volatility remain surprisingly low. While the bond market has renewed its focus on the improving economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the pace of economic activity nor likely Fed tightenings. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative.

Tactically, the Portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation, and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which had witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Federal National Mortgage Association	25.2%
U.S. Treasury Bonds	12.9%
Federal Home Loan Mortgage Corporation	9.8%
Whole Loan Collaterallized Mortgage Obligations	7.0%
Banks	6.5%
Commercial Mortgage-Backed Securities	5.3%
Diversified Financial Services	4.2%
U.S. Treasury Notes	3.2%
Electric	3.2%
Oil and Gas	2.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	THE USLICO BOND PORTFOLIO

Average Annual Total Returns for the Years Ended December 31, 2004
	1 Year	5 Year	10 Year

Bond Portfolio	4.29%	5.09%	5.75%
Lehman Brothers Aggregate Bond Index(1)	4.34%	7.71%	7.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE USLICO MONEY MARKET PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of December 31, 2004

(as a percent of net assets)

*   Excludes other assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING USLICO Money Market Portfolio (the “Portfolio” or “Money Market Portfolio”) seeks maximum current income consistent with preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The market for money market securities as represented by the LIBOR (London InterBank Offered Rate) curve started the year pricing in very modest expectations for the Federal Open Market Committee (“FOMC”) to start raising the Federal Reserve (“Fed”) funds rate and discount rate in the latter part of the year. Our strategy of maintaining a slightly long weighted average maturity and barbell structure early in the year enhanced the yield for the fund.

The non-farm payroll numbers released in early April indicated an improving labor market. The improvement in the labor market was confirmed by the early May non-farm payroll data release. The markets quickly started to anticipate that the FOMC might act sooner and more aggressively than previously expected. The LIBOR one-month to twelve-month curve steepened to over 100 basis points by mid-June from only 34 basis points at the beginning of the year.

We restructured the Portfolio in May by reducing our holdings of longer maturity securities, shortening the weighted average maturity, eliminating the barbell, increasing our holding of interest sensitive floating rate securities and shifting new purchases to very short maturity securities. This strategy shift worked well during the second half of the year as the FOMC raised the Fed funds rate by 25 basis points five times starting at the end of June. The Fed funds rate ended the year at 2.25% up from 1.00% at the start of the year.

Current Strategy and Outlook: The market as of the end of December was building in significant additional rate increases for 2005. The consensus expectation is for the Fed funds rate to be at 3.50% at the end of 2005. Our strategy heading into 2005 is similar to that employed since May of 2004. We are continuing to focus new purchases to the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Fed meetings in between the purchase date and the maturity date. To the extent that the markets start to price in a more aggressive Fed, we are prepared to extend the weighted average maturity of the Fund by purchasing longer maturity corporate securities in the nine-month to thirteen-month sector. We will maintain a weighted average maturity shorter than the majority of our competitors until that time.

PORTFOLIO MANAGERS’ REPORT	ING USLICO MONEY MARKET PORTFOLIO

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

THE USLICO STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of December 31, 2004

(as a percent of net assets)

*   Excludes other assets and liabilities of 0.1% net assets.

(1) Includes seven industries, which each represent 2 - 3% of net assets.

(2) Includes eight industries, which each represent 1 - 2% of net assets.

(3) Includes three industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING USLICO Stock Portfolio (the “Portfolio” or “Stock Portfolio”) seeks intermediate and long-term growth of capital. The Portfolio’s secondary objective is to receive a reasonable level of income. The Portfolio is managed by James A. Vail, CFA, Vice President and Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 10.90% compared to 10.88% for the Standard & Poor’s (“S&P”) 500 Index(1).

Portfolio Specifics: The primary contributors to the Portfolio’s outperformance was strong stock selection in the health care and consumer discretionary sectors. Performance was negatively impacted by our underweight in telecommunications and energy. Specific contributors in the best performing sector health care were Biogen IDEC, Inc., Zimmers Holdings, Inc., Inamed Corp. and Celgene Corp. An underweight in Merck & Co., Inc. also benefited results. Strong performers in the industrial sector included Tyco Intl. Ltd., Rockwell Automation, Inc., and PACCAR, Inc. Finally, in the consumer discretionary sector, strong relative gains were posted by eBay, Inc., Carnival Corp., Harley-Davidson, Inc. and previously held Coach, Inc. Some of the poorest performers included Par Pharmaceuticals Cos., Inc. and previously held NVIDIA Corp., while an underweight in Exxon Mobil Corp. also hurt performance.

Current Strategy and Outlook: After a strong performance in the final quarter of 2004, we believe the market, as measured by the S&P 500 Index, could consolidate these gains within a narrow range as the economic and earnings data early in the new year. At the time of this writing, there has been broad selling pressure in energy, materials, and information technology as recent indications from the Federal Reserve Bank point to continued rate increases and growing inflation fears.

We have reduced the Portfolio’s energy exposure, as we believe near-term pressure should prevail. Longer term, however, we believe energy supply and demand are likely to remain out of balance, keeping commodity prices higher then recent trends. The cash position will be redeployed as attractive opportunities present themselves.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

General Electric Co.	3.5%
Yahoo!, Inc.	2.7%
eBay, Inc.	2.7%
Citigroup, Inc.	2.7%
Nabors Industries, Ltd.	2.5%
Wal-Mart Stores, Inc.	2.4%
Microsoft Corp.	2.3%
Goldman Sachs Group, Inc.	2.3%
American Intl. Group, Inc.	2.2%
North Fork Bancorp, Inc.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	THE USLICO STOCK PORTFOLIO

Average Annual Total Returns for the Years Ended December 31, 2004
	1 Year	5 Year	10 Year

Stock Portfolio	10.90%	(12.75)%	3.50%
S&P 500 Index(1)	10.88%	(2.30)%	12.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

USLICO Series Fund	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*
Actual Fund Return
Asset Allocation Portfolio	$1,000.00	$1,046.80	0.90%	$4.63
Bond Portfolio	1,000.00	1,042.80	0.90	4.62
Money Market Portfolio	1,000.00	1,004.40	0.85	4.28
Stock Portfolio	1,000.00	1,051.50	0.90	4.64
Hypothetical (5% return before expenses)
Asset Allocation Portfolio	$1,000.00	$1,020.61	0.90%	$4.57
Bond Portfolio	1,000.00	1,020.61	0.90	4.57
Money Market Portfolio	1,000.00	1,020.86	0.85	4.32
Stock Portfolio	1,000.00	1,020.61	0.90	4.57

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
USLICO Series Fund

We have audited the accompanying statements of assets and liabilities of Stock Portfolio, Money Market Portfolio, Bond Portfolio, and Asset Allocation Portfolio, each a series of USLICO Series Fund, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	The Asset Allocation Portfolio	The Bond Portfolio	The Money Market Portfolio	The Stock Portfolio
ASSETS:
Investments in securities at value*	$12,579,708	$2,774,485	$—	$15,731,865
Short-term investments at amortized cost	—	—	5,208,143	—
Repurchase agreement	1,433,000	741,000	647,000	566,000
Cash	7,711	822	537	789
Receivables:
Fund shares sold	—	—	6,964	—
Investment securities sold	110,957	32,692	—	98,511
Dividends and interest	47,229	20,247	16,503	16,297
Prepaid expenses	37	—	18	35
Total assets	14,178,642	3,569,246	5,879,165	16,413,497

LIABILITIES:
Payable for investment securities purchased	1,085,076	686,107	—	—
Income distribution payable	—	—	6,964	—
Payable to affiliates	15,975	2,868	1,774	41,764
Payable for trustee fees	5,041	1,643	4,197	2,250
Other accrued expenses and liabilities	44,208	12,062	23,205	50,635
Total liabilities	1,150,300	702,680	36,140	94,649
NET ASSETS	$13,028,342	$2,866,566	$5,843,025	$16,318,848

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,604,042	$2,934,094	$5,843,661	$29,040,750
Undistributed net investment income	—	293	8	—
Accumulated net realized loss on investments and options	(4,774,422)	(71,866)	(644)	(14,890,834)
Net unrealized appreciation on investments and options	1,198,722	4,045	—	2,168,932
NET ASSETS	$13,028,342	$2,866,566	$5,843,025	$16,318,848

* Cost of investments in securities	$11,380,986	$2,770,440	$—	$13,562,933

Net Assets	$13,028,342	$2,866,566	$5,842,956	$16,318,848
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,371,563	288,566	5,843,730	2,184,265
Net asset value and redemption price per share	$9.50	$9.93	$1.00	$7.47

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	The Asset Allocation Portfolio	The Bond Portfolio	The Money Market Portfolio	The Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$98,404	$715	$—	$170,844
Interest	225,197	114,566	87,055	9,684
Total investment income	323,601	115,281	87,055	180,528

EXPENSES:
Investment management fees	64,584	14,728	30,170	74,574
Transfer agent fees	1,955	1,516	807	2,807
Administrative service fees	12,916	2,946	6,034	14,915
Shareholder reporting expense	15,036	1,856	10,069	8,603
Professional fees	18,258	7,662	14,535	7,694
Custody and accounting expense	18,845	6,866	9,440	2,996
Trustee fees	7,610	996	2,274	7,705
Miscellaneous expense	1,154	358	537	1,660
Total expenses	140,358	36,928	73,866	120,954
Net recouped (waived and reimbursed) fees	(23,654)	(10,391)	(20,919)	12,713
Net expenses	116,704	26,537	52,947	133,667
Net investment income	206,897	88,744	34,108	46,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on:
Investments	1,110,364	65,226	(644)	2,203,641
Options	(2,571)	—	—	(5,036)
Net realized gain (loss) on investments and options	1,107,793	65,226	(644)	2,198,605
Net change in unrealized appreciation or depreciation on:
Investments	(254,049)	(32,155)	—	(670,305)
Options	(2,440)	—	—	(4,880)
Net change in unrealized appreciation or depreciation on investments and options	(256,489)	(32,155)	—	(675,185)
Net realized and unrealized gain (loss) on investments and options	851,304	33,071	(644)	1,523,420
Increase in net assets resulting from operations	$1,058,201	$121,815	$33,464	$1,570,281

* Foreign taxes withheld	$18	$—	$—	$125

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	The Asset Allocation Portfolio		The Bond Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$206,897	$222,669	$88,744	$112,733
Net realized gain on investments and options	1,107,793	642,224	65,226	41,841
Net change in unrealized appreciation or depreciation on investments and options	(256,489)	1,258,624	(32,155)	(19,376)
Net increase in net assets resulting from operations	1,058,201	2,123,517	121,815	135,198

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(221,813)	(216,849)	(95,495)	(108,697)
Total distributions	(221,813)	(216,849)	(95,495)	(108,697)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,686	—	—	—
Dividends reinvested	221,813	216,849	95,495	108,697
	279,499	216,849	95,495	108,697
Cost of shares redeemed	(1,238,181)	(575,963)	(246,394)	(230,065)
Net decrease in net assets resulting from capital share transactions	(958,682)	(359,114)	(150,899)	(121,368)
Net increase (decrease) in net assets	(122,294)	1,547,554	(124,579)	(94,867)

NET ASSETS:
Beginning of year	13,150,636	11,603,082	2,991,145	3,086,012
End of year	$13,028,342	$13,150,636	$2,866,566	$2,991,145
Undistributed net investment income at end of year	$—	$5,820	$293	$4,036

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	The Money Market Portfolio		The Stock Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income (loss)	$34,108	$17,877	$46,861	$(28,209)
Net realized gain (loss) on investments and options	(644)	(69)	2,198,605	1,044,281
Net change in unrealized appreciation or depreciation on investments and options	—	—	(675,185)	2,720,022
Net increase in net assets resulting from operations	33,464	17,808	1,570,281	3,736,094

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(34,100)	(17,877)	(46,861)	—
Return of capital	—	—	(33,220)	—
Total distributions	(34,100)	(17,877)	(80,081)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,915	—	536,541	412,117
Dividends reinvested	28,447	17,877	80,081	—
	46,362	17,877	616,622	412,117
Cost of shares redeemed	(387,653)	(282,842)	(70,495)	(5,854)
Net increase (decrease) in net assets resulting from capital share transactions	(341,291)	(264,965)	546,127	406,263
Net increase (decrease) in net assets	(341,927)	(265,034)	2,036,327	4,142,357

NET ASSETS:
Beginning of year	6,184,952	6,449,986	14,282,521	10,140,164
End of year	$5,843,025	$6,184,952	$16,318,848	$14,282,521
Undistributed net investment income at end of year	$8	$—	$—	$—

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of year	$8.90	7.64	8.64	11.04	12.68
Income (loss) from investment operations:
Net investment income	$0.15	0.15	0.19	0.22	0.18
Net realized and unrealized gain (loss) on investments	$0.61	1.25	(0.94)	(2.43)	(1.41)
Total from investment operations	$0.76	1.40	(0.75)	(2.21)	(1.23)
Less distributions from:
Net investment income	$0.16	0.14	0.25	0.19	0.18
Net realized gain on investments	$—	—	—	—	0.23
Total distributions	$0.16	0.14	0.25	0.19	0.41
Net asset value, end of year	$9.50	8.90	7.64	8.64	11.04
Total Return(2)%	8.61	18.54	(8.72)	(20.09)	(9.80)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$13,028	13,151	11,603	12,752	15,591
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.90	0.91	0.90	0.90	0.90
Gross expenses prior to expense reimbursement %	1.09	1.07	1.34	1.76	1.18
Net investment income after expense reimbursement(3)%	1.60	1.81	2.42	2.37 *	1.44
Portfolio turnover rate %	252	210	258	354	243

(1)     Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Had the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 2.09%.

See Accompanying Notes to Financial Statements.

THE USLICO BOND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2004	2003	2002	2001(1)		2000
Per Share Operating Performance:
Net asset value, beginning of year	$9.84	9.75	9.41	9.21		9.01
Income from investment operations:
Net investment income	$0.30	0.36	0.39	0.48		0.40
Net realized and unrealized gain on investments	$0.12	0.08	0.35	0.11		0.20
Total from investment operations	$0.42	0.44	0.74	0.59		0.60
Less distributions from:
Net investment income	$0.33	0.35	0.40	0.39		0.40
Total distributions	$0.33	0.35	0.40	0.39		0.40
Net asset value, end of year	$9.93	9.84	9.75	9.41		9.21
Total Return(2)%	4.29	4.57	8.07	6.47		6.74
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,867	2,991	3,086	2,846		2,881
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.90	0.91	0.89	0.90		0.90
Gross expenses prior to expense reimbursement %	1.25	1.52	1.37	2.15		1.83
Net investment income after expense reimbursement(3)%	3.01	3.65	4.20	5.02	*	4.30
Portfolio turnover rate %	463	368	159	215		49

(1)     Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Had the Bond Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56%.

See Accompanying Notes to Financial Statements.

THE USLICO MONEY MARKET PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2004	2003		2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00		1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.00	*	0.01	0.03	0.05
Total from investment operations	$0.01	0.00	*	0.01	0.03	0.05
Less distributions from:
Net investment income	$0.01	0.00	*	0.01	0.03	0.05
Total distributions	$0.01	0.00	*	0.01	0.03	0.05
Net asset value, end of year	$1.00	1.00		1.00	1.00	1.00
Total Return(2)%	0.57	0.28		0.88	3.14	5.59
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,843	6,185		6,450	6,400	6,331
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.88	0.90		0.78	0.90	0.90
Gross expenses prior to expense reimbursement %	1.22	1.11		1.03	1.63	1.34
Net investment income after expense reimbursement(3)%	0.57	0.28		0.97	3.13	5.45

(1)     Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

THE USLICO STOCK PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of year	$6.77	4.96	7.32	12.42	16.06
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01)	(0.04)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.72	1.82	(2.32)	(5.05)	(3.18)
Total from investment operations	$0.74	1.81	(2.36)	(5.10)	(3.20)
Less distributions from:
Net investment income	$0.02	—	—	—	—
Net realized gain on investments	$—	—	—	—	0.44
Return of capital	$0.02	—	—	—	—
Total distributions	$0.04	—	—	—	0.44
Net asset value, end of year	$7.47	6.77	4.96	7.32	12.42
Total Return(2)%	10.90	36.49	(32.24)	(41.06)	(19.94)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,319	14,283	10,140	14,972	26,513
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	0.90	0.90	0.90	0.90	0.62
Gross expenses prior to expense reimbursement/recoupment %	0.81	1.08	1.47	1.42	0.87
Net investment income (loss) after expense reimbursement/recoupment(3)%	0.31	(0.24)	(0.59)	(0.61)	(0.11)
Portfolio turnover rate %	110	189	418	510	365

(1)     Effective May 11, 2001, ING Investments, LLC began serving as Investment Manager to the Portfolio.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. USLICO Series Fund (the “Fund”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate portfolios. The four portfolios of the Fund are as follows: The Stock Portfolio (“Stock Portfolio”), The Money Market Portfolio (“Money Market Portfolio”), The Bond Portfolio (“Bond Portfolio”) and The Asset Allocation Portfolio (“Asset Allocation Portfolio”). Each Portfolio has its own investment objectives and policies which are detailed in the Prospectus. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolio are sold only to separate accounts of ReliaStar Life Insurance Company (ReliaStar Life) and ReliaStar Life Insurance Company of New York (ReliaStar Life of New York, a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Portfolios. ING Funds Services, LLC serves as the administrator to each Portfolio. ING Investments, ING IM, the Distributor and ING Funds Services, LLC are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.         Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Purchases and Sales. Purchases and sales of Portfolio shares are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

D.            Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E.              Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.              Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

G.             Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

H.            Illiquid and Restricted Securities. The Portfolios may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

I.                 Delayed Delivery Transactions. The Portfolios may purchase or sell securities on a when-issued or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

J.                Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

K.            Options Contracts. Stock and Asset Allocation Portfolios may purchase put and call options and may write (sell) call options on debt and other securities in standardized contracts traded on national securities exchanges or boards of trade. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Asset Allocation Portfolio	$10,578,241	$8,984,502
Bond Portfolio	1,727,727	1,919,868
Stock Portfolio	16,138,135	15,824,750

U.S. Government securities not included above were as follows:

	Purchases	Sales
Asset Allocation Portfolio	$20,416,702	$22,986,673
Bond Portfolio	11,449,897	11,311,905

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Investment Manager has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The insurance companies pay any management fees above that amount. The Investment Manager has also agreed to limit expenses of each Portfolio, excluding management fees, interest, taxes, brokerage and extraordinary expenses, that are subject to the limitation, to 0.65% of the average net assets of each Portfolio.

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

during the previous 36 months, but only if, after such reimbursement, the Portfolios’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2004, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

	December 31,
	2005	2006	2007	Total
Asset Allocation Portfolio	$15,221	$20,632	$—	$35,853
Bond Portfolio	6,712	18,852	3,027	28,591
Money Market Portfolio	—	13,311	5,834	19,145
Stock Portfolio	—	8,947	—	8,947

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective January 1, 2005, pursuant to a side agreement, the Investment Manager has lowered the expense limit to 0.45% for the Money Market Portfolio through at least December 31, 2005. There is no guarantee that the side agreement will continue after that date. The side agreement will only renew if the Investment Manager elects to renew it. If after December 31, 2005, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Money Market Portfolio’s current expense limitation agreement of 0.65%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”) serves as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

ING Funds Distributor, LLC serves as Distributor of the Portfolios. No fees are charged to the Portfolios for distribution services.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 4):

	Accrued Investment Management Fee	Accrued Administrative Service Fee	Accrued Reimbursement Expense	Total
Asset Allocation Portfolio	$2,727	$1,091	$12,157	$15,975
Bond Portfolio	612	245	2,011	2,868
Money Market Portfolio	1,242	496	36	1,774
Stock Portfolio	3,403	1,361	37,000	41,764

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2004, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities on the Statements of Assets and Liabilities:

	Payable for Custody Fees	Payable for Professional Fees	Payable for Shareholder Reporting Expense
Asset Allocation Portfolio	$9,434	$23,287	$8,044
Bond Portfolio	4,022	4,406	2,043
Money Market Portfolio	4,035	13,979	4,220
Stock Portfolio	9,376	33,142	4,857

NOTE 7 — CALL OPTIONS WRITTEN

Written option activity for the Stock and Asset Allocation Portfolios for the year ended December 31, 2004 was as follows:

	Number of Contracts	Premiums Received
Asset Allocation Portfolio:
Options outstanding at December 31, 2003	20	$2,640
Options written	95	1,710
Options terminated in closing purchase transactions	(95)	(1,710)
Options expired	(20)	(2,640)
Options outstanding at December 31, 2004	—	$—
Stock Portfolio:
Options outstanding at December 31, 2003	40	$5,280
Options written	180	3,240
Options terminated in closing purchase transactions	(180)	(3,240)
Options expired	(40)	(5,280)
Options outstanding at December 31, 2004	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Asset Allocation Portfolio utilized the line of credit for three days during the year ended December 31, 2004, with an approximate average daily balance of $390,000 and an approximate weighted average interest rate of 1.69%.

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Asset Allocation Portfolio		Bond Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
(Number of Shares)
Shares sold	6,072	—	—	—
Shares reinvested	24,078	26,221	9,686	11,049
Shares redeemed	(136,003)	(67,760)	(25,175)	(23,500)
Net decrease in shares outstanding	(105,853)	(41,539)	(15,489)	(12,451)

($)
Shares sold	$57,686	$—	$—	$—
Shares reinvested	221,813	216,849	95,495	108,697
Shares redeemed	(1,238,181)	(575,963)	(246,394)	(230,065)
Net decrease	$(958,682)	$(359,114)	$(150,899)	$(121,368)

	Money Market Portfolio		Stock Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
(Number of Shares)
Shares sold	17,915	—	75,289	65,938
Shares reinvested	28,447	17,877	11,004	—
Shares redeemed	(387,653)	(282,842)	(10,367)	(936)
Net increase (decrease) in shares outstanding	(341,291)	(264,965)	75,926	65,002

($)
Shares sold	$17,915	$—	$536,541	$412,117
Shares reinvested	28,447	17,877	80,081	—
Shares redeemed	(387,653)	(282,842)	(70,495)	(5,854)
Net increase (decrease)	$(341,291)	$(264,965)	$546,127	$406,263

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

The following permanent tax differences have been reclassified as of December 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains (Losses)
Asset Allocation Portfolio	$(3,883)	$9,096	$(5,213)
Bond Portfolio	—	3,008	(3,008)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2004 Ordinary Income	Year Ended December 31, 2004 Return of Capital	Year Ended December 31, 2003 Ordinary Income
Asset Allocation Portfolio	$221,813	$—	$216,849
Bond Portfolio	95,495	—	108,697
Money Market Portfolio	34,100	—	17,877
Stock Portfolio	46,861	33,220	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Post October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Asset Allocation Portfolio	$—	$—	$1,191,614	$—	$(3,474,216)	2009
					(1,293,099)	2010
					$(4,767,315)

Bond Portfolio	293	—	3,200	—	$(56,771)	2009
					(14,250)	2010
					$(71,021)

Money Market Portfolio	6,972	—	—	—	$(69)	2011
					(644)	2012
					$(713)

Stock Portfolio	—	—	2,147,146	—	$(11,325,965)	2009
					(3,543,083)	2010
					$(14,869,048)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. The Portfolios currently limit investment in illiquid securities to 10% of the Portfolios’ net assets, at market value, at time of purchase.

Portfolio	Security	Principal Amount	Initial Acquisition Portfolio	Cost	Value	Percent of Net Assets
Asset Allocation Portfolio	Federal Home Loan Mortgage Corp., 3.458%, due 12/01/26	$29,251	09/11/97	$29,599	$29,554	0.2%
	Federal National Mortgage Association, 3.579%, due 07/01/27	6,992	10/02/97	7,074	7,262	0.1%
	Federal National Mortgage Association, 3.680%, due 07/01/27	29,347	09/11/97	29,736	30,426	0.2%
	United Cos. Financial Corp., 0.000%, due 11/02/99	200,000	11/07/01	—	—	0.0%
				$66,409	$67,242	0.5%
Bond Portfolio	Federal Home Loan Mortgage Corp., 3.458%, due 12/01/26	$11,158	09/11/97	$11,329	$11,274	0.4%
	Federal National Mortgage Association, 3.579%, due 07/01/27	1,398	10/02/97	1,417	1,452	0.1%
	Federal National Mortgage Association, 3.680%, due 07/01/27	11,033	09/11/97	11,209	11,438	0.4%
	United Cos. Financial Corp., 0.000%, due 11/02/99	100,000	11/07/01	—	—	0.0%
				$23,955	$24,164	0.9%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 57.3%
		Aerospace/Defense: 3.3%
1,835	@	Alliant Techsystems, Inc.	$119,971
565		Boeing Co.	29,250
755		General Dynamics Corp.	78,973
2,450	@	United Defense Industries, Inc.	115,763
825		United Technologies Corp.	85,264
			429,221
		Agriculture: 0.8%
1,675		Altria Group, Inc.	102,343
			102,343
		Auto Manufacturers: 1.3%
1,325		Oshkosh Truck Corp.	90,604
975		Paccar, Inc.	78,468
			169,072
		Auto Parts and Equipment: 0.3%
1,850		Cooper Tire & Rubber Co.	39,868
			39,868
		Banks: 3.3%
1,750		Bank of America Corp.	82,233
3,307		North Fork Bancorp, Inc.	95,406
2,925		U.S. Bancorp	91,611
1,125		Wachovia Corp.	59,175
1,725		Wells Fargo & Co.	107,208
			435,633
		Beverages: 0.6%
1,425		PepsiCo, Inc.	74,385
			74,385
		Biotechnology: 1.5%
1,225	@	Amgen, Inc.	78,584
1,195	@	Biogen IDEC, Inc.	79,598
1,335	@	Celgene Corp.	35,418
			193,600
		Chemicals: 3.2%
1,100		Air Products & Chemicals, Inc.	63,767
2,850		Dow Chemical Co.	141,103
2,975		Lubrizol Corp.	109,659
1,500		Praxair, Inc.	66,225
925		Sherwin-Williams Co.	41,283
			422,037
		Commercial Services: 0.7%
4,050		Cendant Corp.	94,689
			94,689
		Computers: 2.5%
2,050	@	Dell, Inc.	86,387
6,750	@	EMC Corp.	100,373
1,425		International Business Machines Corp.	140,476
			327,236
		Diversified Financial Services: 5.8%
4,170		Citigroup, Inc.	200,910
6,640	@	E*TRADE Financial Corp.	99,268
1,100		Fannie Mae	78,331
1,575		Goldman Sachs Group, Inc.	163,863
1,900		J.P. Morgan Chase & Co.	$74,119
1,525		Lehman Brothers Holdings, Inc.	133,407
			749,898
		Electric: 0.7%
2,000		Consolidated Edison, Inc.	87,500
			87,500
		Electronics: 0.5%
885		Parker Hannifin Corp.	67,030
			67,030
		Environmental Control: 0.9%
2,450	@	Stericycle, Inc.	112,578
			112,578
		Healthcare-Products: 2.4%
1,675	@	Inamed Corp.	105,944
1,900		Johnson & Johnson	120,498
1,025	@	Zimmer Holdings, Inc.	82,123
			308,565
		Healthcare-Services: 1.0%
1,580	@	Triad Hospitals, Inc.	58,792
625	@	WellPoint Inc	71,875
			130,667
		Insurance: 1.9%
2,650		American Intl. Group, Inc.	174,025
1,025		Chubb Corp.	78,823
			252,848
		Investment Company: 0.9%
2,250		iShares Goldman Sachs Semiconductor Index Fund	121,050
			121,050
		Internet: 2.6%
1,225	@	eBay, Inc.	142,443
5,225	@	Yahoo!, Inc.	196,878
			339,321
		Leisure Time: 1.5%
1,900		Carnival Corp.	109,497
1,325		Harley-Davidson, Inc.	80,494
			189,991
		Lodging: 1.1%
1,500		Marriott Intl., Inc.	94,470
875		Starwood Hotels & Resorts Worldwide, Inc.	51,100
			145,570
		Machinery-Diversified: 0.3%
825		Rockwell Automation, Inc.	40,879
			40,879
		Media: 0.7%
2,750	@	Comcast Corp.	90,310
			90,310
		Mining: 0.9%
3,675		Alcoa, Inc.	115,469
			115,469

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 3.6%
775		3M Co.	$63,604
715		Eaton Corp.	51,737
7,300		General Electric Co.	266,449
2,370	@@	Tyco Intl. Ltd.	84,704
			466,494
		Oil and Gas: 1.5%
3,725	@,@@	Nabors Industries, Ltd.	191,055
			191,055
		Oil and Gas Services: 1.8%
3,045		Baker Hughes, Inc.	129,930
2,340		BJ Services Co.	108,904
			238,834
		Pharmaceuticals: 5.3%
805		Allergan, Inc.	65,261
2,050	@	Barr Laboratories, Inc.	93,357
2,446	@	Caremark Rx, Inc.	96,445
825		Eli Lilly & Co.	46,819
2,350	@	Gilead Sciences, Inc.	82,227
1,940		Merck & Co., Inc.	62,352
5,675		Pfizer, Inc.	152,600
2,850	@@	Teva Pharmaceutical Industries Ltd. ADR	85,101
			684,163
		Retail: 3.1%
1,770		CVS Corp.	79,774
1,725		Nordstrom, Inc.	80,609
1,525		Target Corp.	79,193
3,175		Wal-Mart Stores, Inc.	167,704
			407,280
		Semiconductors: 0.7%
4,150		Intel Corp.	97,069
			97,069
		Software: 1.3%
6,125		Microsoft Corp.	163,599
			163,599
		Telecommunications: 1.3%
2,450	@	Avaya, Inc.	42,140
2,650	@	Cisco Systems, Inc.	51,145
2,955		SBC Communications, Inc.	76,150
			169,435
		Total Common Stock (Cost $6,278,325)	7,457,688

PREFERRED STOCK: 0.2%
		Banks: 0.2%
2	#,XX,@	DG Funding Trust	21,456
			21,456
		Electric: 0.0%
200	@	TECO Energy, Inc.	5,169
			5,169
		Total Preferred Stock (Cost $26,813)	26,625

Principal Amount			Value
CORPORATE BONDS/NOTES: 10.2%
		Airlines: 0.1%
$18,000		American Airlines, Inc., 7.324%, due 10/15/09	$15,304
			15,304
		Auto Manufacturers: 0.3%
5,000		Ford Motor Co., 6.625%, due 10/01/28	4,677
14,000		Ford Motor Co., 7.450%, due 07/16/31	14,121
14,000		General Motors Corp., 8.375%, due 07/15/33	14,546
			33,344
		Banks: 2.6%
9,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	9,855
10,000	@@,#	Banco Santander Chile SA, 2.800%, due 12/09/09	10,024
14,000	@@,C	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	16,107
10,000	@@,C	Bank of Ireland, 2.770%, due 12/29/49	8,700
10,000		BankAmerica Capital II, 8.000%, due 12/15/26	10,994
8,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	8,486
10,000	@@,C	Den Norske Bank ASA, 2.115%, due 08/29/49	8,338
6,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	7,439
9,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	9,663
30,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	26,082
20,000	@@,C	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	17,156
10,000	@@,C	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	8,919
14,000	#	M&T Bank Corp., 3.850%, due 04/01/13	13,864
10,000		Mellon Capital I, 7.720%, due 12/01/26	10,860
20,000	@@,C	National Australia Bank Ltd., 2.361%, due 10/29/49	17,472
20,000	@@,C	National Westminster Bank PLC, 2.563%, due 11/29/49	17,071
11,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	11,212
21,000	#,+	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	20,931
10,000	@@,C	Royal Bank of Canada, 2.750%, due 06/29/85	8,550
10,000	@@,C	Societe Generale, 2.705%, due 11/29/49	8,609
40,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	31,890
20,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	16,100
10,000		U.S. Bankcorp, 8.090%, due 11/15/26	10,914
200,000	#,I,X,**	United Companies Financial Corp., 0.000%, due 11/02/99	—

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$9,000		Wells Fargo Capital I, 7.960%, due 12/15/26	$9,802
10,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	8,675
29,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	28,782
			356,495
		Beverages: 0.4%
28,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	32,760
2,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	2,520
15,000	#	Miller Brewing Co., 4.250%, due 08/15/08	15,149
			50,429
		Chemicals: 0.1%
4,000		Dow Chemical Co., 5.750%, due 11/15/09	4,284
4,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	4,242
			8,526
		Diversified Financial Services: 1.6%
4,170	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	4,311
9,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	9,124
9,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	9,243
22,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	21,890
10,000		Citigroup Capital II, 7.750%, due 12/01/36	10,884
10,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	10,935
13,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	13,270
5,000	@@,C	Financiere CSFB NV, 2.125%, due 03/29/49	4,170
15,000		Ford Motor Credit Co., 5.700%, due 01/15/10	15,153
4,000		Ford Motor Credit Co., 7.000%, due 10/01/13	4,247
21,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	27,820
6,000		JPM Capital Trust I, 7.540%, due 01/15/27	6,468
11,000		JPM Capital Trust II, 7.950%, due 02/01/27	12,035
26,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	25,885
11,451	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	11,119
18,640	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	18,538
14,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	15,644
			220,736
		Electric: 1.2%
$28,000	@@,#	AES Gener SA, 7.500%, due 03/25/14	$29,541
13,717	#	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	15,637
1,496	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	1,638
15,000		Consumers Energy Co., 4.250%, due 04/15/08	15,158
4,000	@@	Empresa Nacional de Electricidad SA/Chile, 7.750%, due 07/15/08	4,419
9,000		FirstEnergy Corp., 6.450%, due 11/15/11	9,792
9,000		FirstEnergy Corp., 7.375%, due 11/15/31	10,310
7,000	#	Juniper Generation LLC, 6.790%, due 12/31/14	7,012
12,000		Monongahela Power Co., 7.360%, due 01/15/10	13,280
21,000		Ohio Power Co., 6.375%, due 07/15/33	22,143
2,660	#	Power Contract Financing LLC, 5.200%, due 02/01/06	2,685
9,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	9,430
3,290		PPL Montana LLC, 8.903%, due 07/02/20	3,720
5,964	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	6,277
11,000		TXU Corp, 4.446%, due 11/16/06	11,115
			162,157
		Food: 0.4%
7,000		Kroger Co., 7.250%, due 06/01/09	7,848
13,000		Safeway, Inc., 4.800%, due 07/16/07	13,316
9,000		SUPERVALU, Inc., 7.875%, due 08/01/09	10,331
17,000		Tyson Foods, Inc., 7.250%, due 10/01/06	18,031
			49,526
		Gas: 0.1%
13,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	13,845
			13,845
		Healthcare-Services: 0.1%
9,000		HCA, Inc., 5.500%, due 12/01/09	9,013
			9,013
		Home Builders: 0.0%
1,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,075
			1,075
		Insurance: 0.4%
3,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	3,048
5,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	5,913

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$10,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	$10,033
9,000		Prudential Financial, Inc., 4.104%, due 11/15/06	9,103
16,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	18,018
			46,115
		Media: 0.2%
14,000		Clear Channel Communications, Inc., 3.125%, due 02/01/07	13,797
8,000		COX Communications, Inc., 6.850%, due 01/15/18	8,537
1,000	#	Rogers Cable, Inc., 6.750%, due 03/15/15	1,028
			23,362
		Mining: 0.2%
9,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	9,389
5,000		Vale Overseas Ltd., 8.250%, due 01/17/34	5,288
8,000		WMC Finance USA, 5.125%, due 05/15/13	7,990
			22,667
		Multi-National: 0.2%
22,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	24,766
			24,766
		Oil and Gas: 0.8%
10,000		Amerada Hess Corp., 6.650%, due 08/15/11	11,012
13,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	12,724
16,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	16,959
10,000		Husky Energy, Inc., 6.150%, due 06/15/19	10,702
20,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	20,569
4,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	4,456
7,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	8,698
13,000	@@,#	Tengizchevroil Finance Co S.ar.1, 6.124%, due 11/15/14	13,098
8,000		Valero Energy Corp., 8.750%, due 06/15/30	10,741
			108,959
		Packaging and Containers: 0.1%
7,000	#	Sealed Air Corp., 5.375%, due 04/15/08	7,279
			7,279
		Real Estate: 0.2%
14,000		EOP Operating LP, 7.750%, due 11/15/07	15,462
2,000		Liberty Property LP, 6.375%, due 08/15/12	2,172
$1,000		Liberty Property LP, 6.950%, due 12/01/06	$1,067
12,000		Liberty Property LP, 7.750%, due 04/15/09	13,489
			32,190
		Real Estate Investment Trusts: 0.5%
19,000		Rouse Co., 7.200%, due 09/15/12	20,573
9,000		Rouse Co., 8.000%, due 04/30/09	9,913
10,000		Simon Property Group LP, 4.875%, due 03/18/10	10,200
18,000		Simon Property Group LP, 6.375%, due 11/15/07	19,217
			59,903
		Retail: 0.1%
14,000		May Department Stores Co., 3.950%, due 07/15/07	14,032
			14,032
		Savings and Loans: 0.1%
10,000		Great Western Financial, 8.206%, due 02/01/27	10,928
			10,928
		Telecommunications: 0.4%
10,000		AT&T Corp., 9.750%, due 11/15/31	11,988
12,000		BellSouth Corp., 4.200%, due 09/15/09	12,043
8,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	8,157
3,000		Sprint Capital Corp., 8.375%, due 03/15/12	3,660
10,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	9,768
			45,616
		Transportation: 0.1%
8,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	8,638
			8,638
		Total Corporate Bonds/Notes (Cost $1,305,801)	1,324,905

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.2%
		Federal Home Loan Bank: 0.4%
50,000		3.250%, due 12/17/07	49,714
			49,714
		Federal Home Loan Mortgage Corporation: 3.9%
105,000		2.700%, due 03/16/07	103,734
29,251	I	3.458%, due 12/01/26	29,554
47,789		4.500%, due 04/01/14	47,801
18,000		5.875%, due 03/21/11	19,459
66,323		6.000%, due 01/15/29	69,342
118,783		6.500%, due 12/01/31	124,795
109,000	S	6.500%, due 01/15/34	114,382
			509,067

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association: 9.9%
$60,000		2.875%, due 05/19/08	$58,637
6,992	I	3.579%, due 07/01/27	7,262
29,347	I	3.680%, due 07/01/27	30,426
25,000		4.750%, due 12/25/42	25,196
39,000	S	5.000%, due 01/15/20	39,622
469,000	S	5.000%, due 01/15/34	465,335
30,000		5.250%, due 08/01/12	31,177
27,440	S	5.500%, due 01/15/20	28,358
162,000	S	5.500%, due 01/01/33	164,481
61,153		6.000%, due 07/25/29	63,964
26,284		6.000%, due 04/25/31	27,554
169,000	S	6.000%, due 01/15/34	174,755
82,000	S	6.500%, due 01/15/35	85,998
25,000		6.625%, due 11/15/10	28,288
23,675		7.500%, due 11/01/29	25,383
11,219		7.500%, due 06/25/32	12,021
14,998		7.500%, due 01/25/48	16,033
			1,284,490
		Total U.S. Government Agency Obligations (Cost $1,832,449)	1,843,271

U.S. TREASURY OBLIGATIONS: 7.4%
		U.S. Treasury Bonds: 5.0%
245,000	W	4.250%, due 11/15/14	245,718
252,000		5.375%, due 02/15/31	272,574
76,000		6.250%, due 08/15/23	89,000
42,000		10.375%, due 11/15/12	50,088
			657,380
		U.S. Treasury Notes: 2.1%
124,000		1.125%, due 06/30/05	123,205
96,000		3.000%, due 11/15/07	95,598
56,000		3.500%, due 12/15/09	55,746
			274,549
		U.S. Treasury STRIP: 0.3%
63,000		4.690%, due 05/15/16	37,403
			37,403
		Total U.S. Treasury Obligations (Cost $970,962)	969,332

ASSET-BACKED SECURITIES: 1.5%
		Automobile Asset-Backed Securities: 0.3%
35,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	34,406
			34,406
		Credit Card Asset-Backed Securities: 0.5%
12,000		Bank One Issuance Trust, 4.540%, due 09/15/10	12,185
11,000		Capital One Master Trust, 4.900%, due 03/15/10	11,362
36,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	37,224
12,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	12,398
			73,169
		Home Equity Asset-Backed Securities: 0.3%
$43,000	XX	GSAA Trust, 5.242%, due 05/25/35	$43,099
			43,099
		Other Asset-Backed Securities: 0.4%
10,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	9,925
5,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	5,013
8,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	7,973
8,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	7,977
15,000		Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	14,906
			45,794
		Total Asset-Backed Securities (Cost $198,752)	196,468

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.2%
		Commercial Mortgage-Backed Securities: 2.1%
1,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	993
15,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	15,104
1,000		Capco America Securitization Corp., 6.460%, due 10/15/30	1,088
15,000		COMM, 3.600%, due 03/10/39	14,783
32,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	31,988
8,000	C	CS First Boston Mortgage Securities Corp., 7.560%, due 04/14/62	9,251
41,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	44,165
10,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	10,853
115,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	129,409
2,000		GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	1,979
1,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	1,021
15,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	15,015
1,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	1,020
			276,669
		Whole Loan Collateral PAC: 0.2%
21,830		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	22,197
			22,197

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount				Value
		Whole Loan Collateralized Mortgage Obligations: 2.9%
$20,134		Bank of America Mortgage Securities, 5.000%, due 12/25/18		$20,323
21,882		Bank of America Mortgage Securities, 5.000%, due 06/25/33		22,009
12,570		Bank of America Mortgage Securities, 5.250%, due 11/25/19		12,805
19,063		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18		19,242
20,161		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18		20,350
54,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33		54,036
26,082		GMAC Mortgage Corp Loan Trust, 5.250%, due 04/25/34		26,286
42,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34		42,990
27,607		GSR Mortgage Loan Trust, 6.500%, due 01/25/34		28,771
41,190		JP Morgan Mortgage Trust, 6.500%, due 11/25/34		43,051
30,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20		30,788
25,788		Prime Mortgage Trust, 5.250%, due 11/25/19		26,326
25,831		Washington Mutual, 6.000%, due 06/25/34		26,542
				373,519
		Whole Loan Collateralized Support CMO: 0.0%
5,988		Bank of America Mortgage Securities, 5.500%, due 11/25/33		6,007
				6,007
		Total Collateralized Mortgage Obligations (Cost $689,914)		678,392

MUNICIPAL BONDS: 0.1%
		City of New York: 0.1%
5,000		5.000%, due 11/01/08		5,405
5,000		5.000%, due 11/01/11		5,519
5,000		5.000%, due 11/01/15		5,488
		Total Municipal Bonds (Cost $16,423)		16,412

OTHER BONDS: 0.5%
5,294	@@,C	Brazilian Government Intl. Bond, 2.188%, due 04/15/12		5,075
4,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30		5,300
7,000	@@	Columbia Government Intl. Bond, 10.000%, due 01/23/12		8,120
13,000	@@	Dominican Republic Intl. Bond, 9.040%, 01/23/13		11,083
13,000	@@,+	Russia Government Intl. Bond, 5.000%, 03/31/30		13,460
5,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09		6,300
3,000	@@,#	Ukraine Government Intl. Bond, 7.650%, due 06/11/13		3,210
$10,169	@@,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		$11,942
2,000	@@	Venezuela Government Intl. Bond, 8.500%, due 10/08/14		2,125
		Total Other Bonds (Cost $61,547)		66,615
		Total Long-Term Investments (Cost $11,380,986)		12,579,708

SHORT-TERM INVESTMENTS: 11.0%
		Repurchase Agreement: 11.0%
1,433,000		Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $1,433,266 to be received upon repurchase (Collateralized by various U.S. Government Agency Obligations, 4.300%-4.875%, Market Value $1,467,432, due 05/17/07-02/03/11)		1,433,000
		Total Short-Term Investments (Cost $1,433,000)		1,433,000
		Total Investments In Securities (Cost $12,813,986)*	107.6%	$14,012,708
		Other Assets and Liabilities-Net	(7.6)	(984,366)
		Net Assets	100.0%	$13,028,342

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
S	Segregated securities for futures, when-issued or delayed delivery securities held at 12/31/04.
W	When-issued or delayed delivery security.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
**	Defaulted security.
*	Cost for federal income tax purposes is $12,821,094. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$1,294,599
	Gross Unrealized Depreciation	(102,985)
	Net Unrealized Appreciation	$1,191,614

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.3%
		Airlines: 0.3%
$9,000		American Airlines, Inc., 7.324%, due 10/15/09	$7,652
			7,652
		Auto Manufacturers: 0.6%
3,000		Ford Motor Co., 6.625%, due 10/01/28	2,806
7,000		Ford Motor Co., 7.450%, due 07/16/31	7,061
8,000		General Motors Corp., 8.375%, due 07/15/33	8,311
			18,178
		Banks: 6.5%
6,000	@@,#	Banco Santander Chile SA, 2.800%, due 12/09/09	6,015
8,000	@@,C	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	9,204
6,000		BankAmerica Capital II, 8.000%, due 12/15/26	6,596
5,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	5,304
10,000	@@,C	Den Norske Bank ASA, 2.115%, due 08/29/49	8,338
3,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	3,719
5,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	5,369
10,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	8,694
10,000	@@,C	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	8,578
10,000	@@,C	Lloyds TSB Bank PLC, 2.938%, due 06/29/49	8,919
8,000	#	M&T Bank Corp., 3.850%, due 04/01/13	7,922
6,000		Mellon Capital I, 7.720%, due 12/01/26	6,516
10,000	@@,C	National Australia Bank Ltd., 2.361%, due 10/29/49	8,736
10,000	@@,C	National Westminster Bank PLC, 2.563%, due 11/29/49	8,536
6,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	6,116
12,000	#,+	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	11,961
10,000	@@,C	Royal Bank of Canada, 2.750%, due 06/29/85	8,550
10,000	@@,C	Societe Generale, 2.705%, due 11/29/49	8,609
20,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	15,945
10,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	8,050
6,000		U.S. Bancorp, 8.090%, due 11/15/26	6,548
100,000	#,I,X,**	United Companies Financial Corp., 0.000%, due 11/02/99	—
5,000		Wells Fargo Capital I, 7.960%, due 12/15/26	5,445
16,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	15,880
			189,550
		Beverages: 1.0%
$15,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	$17,550
1,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	1,260
9,000	#	Miller Brewing Co., 4.250%, due 08/15/08	9,089
			27,899
		Chemicals: 0.1%
2,000		Dow Chemical Co., 5.750%, due 11/15/09	2,142
2,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	2,121
			4,263
		Diversified Financial Services: 4.2%
2,502	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	2,586
5,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	5,069
5,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	5,135
12,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	11,940
6,000		Citigroup Capital II, 7.750%, due 12/01/36	6,531
6,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	6,561
7,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	7,146
5,000	@@,C	Financiere CSFB NV, 2.125%, due 03/29/49	4,170
8,000		Ford Motor Credit Co., 5.700%, due 01/15/10	8,082
2,000		Ford Motor Credit Co., 7.000%, due 10/01/13	2,124
11,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	14,572
2,000		JPM Capital Trust I, 7.540%, due 01/15/27	2,156
6,000		JPM Capital Trust II, 7.950%, due 02/01/27	6,565
14,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	13,937
6,680	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	6,486
9,320	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	9,269
8,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	8,940
			121,269
		Electric: 3.2%
15,000	@@,#	AES Gener SA, 7.500%, due 03/25/14	15,825
7,515	#	Allegheny Energy Supply Statutory Trust, 10.250%, due 11/15/07	8,567
801	#	Allegheny Energy Supply Statutory Trust, 13.000%, due 11/15/07	877
9,000		Consumers Energy Co., 4.250%, due 04/15/08	9,095
2,000	@@	Empresa Nacional de Electricidad SA, 7.750%, due 07/15/08	2,209

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$5,000		FirstEnergy Corp., 6.450%, due 11/15/11	$5,440
5,000		FirstEnergy Corp., 7.375%, due 11/15/31	5,728
4,000	#	Juniper Generation LLC, 6.790%, due 12/31/14	4,007
7,000		Monongahela Power Co., 7.360%, due 01/15/10	7,747
12,000		Ohio Power Co., 6.375%, due 07/15/33	12,653
1,330	#	Power Contract Financing LLC, 5.200%, due 02/01/06	1,343
6,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	6,286
1,645		PPL Montana LLC, 8.903%, due 07/02/20	1,860
2,982	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	3,139
6,000		TXU Corp., 4.446%, due 11/16/06	6,063
			90,839
		Food: 0.9%
4,000		Kroger Co., 7.250%, due 06/01/09	4,485
7,000		Safeway, Inc., 4.800%, due 07/16/07	7,170
5,000		SUPERVALU, Inc., 7.875%, due 08/01/09	5,739
9,000		Tyson Foods, Inc., 7.250%, due 10/01/06	9,546
			26,940
		Gas: 0.3%
7,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	7,455
			7,455
		Healthcare-Services: 0.2%
5,000		HCA, Inc., 5.500%, due 12/01/09	5,007
			5,007
		Home Builders: 0.0%
1,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,075
			1,075
		Insurance: 0.9%
2,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	2,032
3,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	3,548
6,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	6,020
5,000		Prudential Financial, Inc., 4.104%, due 11/15/06	5,057
9,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	10,135
			26,792
		Media: 0.5%
8,000		Clear Channel Communications, Inc., 3.125%, due 02/01/07	7,883
4,000		COX Communications, Inc., 6.850%, due 01/15/18	4,269
$1,000	#	Rogers Cable, Inc., 6.750%, due 03/15/15	$1,028
			13,180
		Mining: 0.4%
5,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	5,216
3,000		Vale Overseas Ltd., 8.250%, due 01/17/34	3,173
4,000		WMC Finance USA, 5.125%, due 05/15/13	3,995
			12,384
		Multi-National: 0.5%
12,000	@@	Corp Andina de Fomento, 6.875%, due 03/15/12	13,509
			13,509
		Oil and Gas: 2.1%
6,000		Amerada Hess Corp., 6.650%, due 08/15/11	6,607
7,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	6,851
9,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	9,540
5,000		Husky Energy, Inc., 6.150%, due 06/15/19	5,351
11,000	#	Pemex Project Funding Master Trust, 3.790%, due 06/15/10	11,313
2,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	2,228
4,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	4,970
7,000	@@,#	Tengizchevroil Finance Co S.ar.1, 6.124%, due 11/15/14	7,053
4,000		Valero Energy Corp., 8.750%, due 06/15/30	5,370
			59,283
		Packaging and Containers: 0.1%
4,000	#	Sealed Air Corp., 5.375%, due 04/15/08	4,159
			4,159
		Real Estate: 0.7%
8,000		EOP Operating LP, 7.750%, due 11/15/07	8,835
1,000		Liberty Property LP, 6.375%, due 08/15/12	1,086
1,000		Liberty Property LP, 6.950%, due 12/01/06	1,067
7,000		Liberty Property LP, 7.750%, due 04/15/09	7,869
			18,857
		Real Estate Investment Trusts: 1.2%
10,000		Rouse Co., 7.200%, due 09/15/12	10,828
5,000		Rouse Co., 8.000%, due 04/30/09	5,507
6,000		Simon Property Group LP, 4.875%, due 03/18/10	6,120
10,000		Simon Property Group LP, 6.375%, due 11/15/07	10,676
			33,131

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Retail: 0.3%
$8,000		May Department Stores Co., 3.950%, due 07/15/07	$8,018
			8,018
		Savings and Loans: 0.2%
5,000		Great Western Financial, 8.206%, due 02/01/27	5,464
			5,464
		Telecommunications: 0.9%
6,000		AT&T Corp., 9.750%, due 11/15/31	7,192
7,000		BellSouth Corp., 4.200%, due 09/15/09	7,026
4,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	4,078
2,000		Sprint Capital Corp., 8.375%, due 03/15/12	2,440
6,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	5,861
			26,597
		Transportation: 0.2%
4,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	4,319
			4,319
		Total Corporate Bonds/Notes (Cost $715,940)	725,820

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.0%
		Federal Home Loan Bank: 1.0%
30,000		3.250%, due 12/17/07	29,828
			29,828
		Federal Home Loan Mortgage Corporation: 9.8%
60,000		2.700%, due 03/16/07	59,277
11,158	I	3.458%, due 12/01/26	11,274
30,721		4.500%, due 04/01/14	30,729
10,000		5.875%, due 03/21/11	10,811
34,374		6.000%, due 01/15/29	35,939
126,000	S	6.500%, due 01/15/34	132,220
			280,250
		Federal National Mortgage Association: 25.2%
30,000		2.875%, due 05/19/08	29,318
1,398	I	3.579%, due 07/01/27	1,452
11,033	I	3.680%, due 07/01/27	11,438
14,000		4.750%, due 12/25/42	14,110
258,000	S	5.000%, due 01/15/34	255,985
109,000	S	5.000%, due 01/15/20	110,737
15,000		5.250%, due 08/01/12	15,589
90,000	S	5.500%, due 01/01/33	91,378
47,000	S	5.500%, due 01/15/20	48,572
13,768		6.000%, due 04/25/31	14,433
39,000	S	6.000%, due 01/15/34	40,328
30,576		6.000%, due 07/25/29	31,982
15,000		6.625%, due 11/15/10	16,973
6,233		7.500%, due 06/25/32	6,678
7,702		7.500%, due 01/25/48	8,233
$23,675		7.500%, due 11/01/29	$25,383
			722,589
		Total U.S. Government Agency Obligations (Cost $1,029,941)	1,032,667

U.S. TREASURY OBLIGATIONS: 16.8%
		U.S. Treasury Bonds: 12.9%
117,000	W	4.250%, due 11/15/14	117,343
136,000		5.375%, due 02/15/31	147,103
30,000		6.250%, due 08/15/23	35,132
23,000		10.375%, due 11/15/12	27,429
30,000		13.250%, due 05/15/14	41,695
			368,702
		U.S. Treasury Notes: 3.2%
28,000	S	1.125%, due 06/30/05	27,821
19,000		3.000%, due 12/31/06	18,981
30,000	S	3.000%, due 11/15/07	29,824
15,000		3.500%, due 12/15/09	14,932
			91,558
		U.S. Treasury STRIP: 0.7%
34,000		4.690%, due 05/15/16	20,186
			20,186
		Total U.S. Treasury Obligations (Cost $483,580)	480,446

ASSET-BACKED SECURITIES: 3.7%
		Automobile Asset-Backed Securities: 0.7%
20,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	19,660
			19,660
		Credit Card Asset-Backed Securities: 1.4%
6,000		Bank One Issuance Trust, 4.540%, due 09/15/10	6,092
6,000		Capital One Master Trust, 4.900%, due 03/15/10	6,197
19,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	19,647
8,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	8,265
			40,201
		Home Equity Asset-Backed Securities: 0.8%
24,000	XX	GSAA Trust, 5.242%, due 05/25/35	24,055
			24,055
		Other Asset-Backed Securities: 0.8%
6,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	5,955
4,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	4,010
3,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	2,990

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$3,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$2,991
7,000		Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	6,957
			22,903
		Total Asset-Backed Securities (Cost $106,000)	106,819

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.8%
		Commercial Mortgage-Backed Securities: 5.3%
8,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	8,055
8,000		COMM, 3.600%, due 03/10/39	7,884
17,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	16,994
4,000	C	CS First Boston Mortgage Securities Corp., 7.560%, due 04/14/62	4,625
22,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	23,699
5,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	5,427
63,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	70,894
5,696		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	5,687
10,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	10,010
			153,275
		Whole Loan Collateral PAC: 0.4%
11,931		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	12,131
			12,131
		Whole Loan Collateralized Mortgage Obligations: 7.0%
11,438		Bank of America Mortgage Securities, 5.000%, due 06/25/33	11,505
11,185		Bank of America Mortgage Securities, 5.000%, due 12/25/18	11,290
6,769		Bank of America Mortgage Securities, 5.250%, due 11/25/19	6,895
10,590		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	10,690
11,290		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	11,396
31,000		CS First Boston Mortgage Securities Corp., 4.140%, due 10/25/33	31,021
13,766		GMAC Mortgage Corp. Loan Trust, 5.250%, due 04/25/34	13,873
22,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	22,519
7,477		GSR Mortgage Loan Trust, 6.500%, due 01/25/34	7,792
23,537		JP Morgan Mortgage Trust, 6.500%, due 11/25/34	24,601
17,000		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	17,446
$14,326		Prime Mortgage Trust, 5.250%, due 11/25/19	$14,626
14,252		Washington Mutual, 6.000%, due 06/25/34	14,644
			198,298
		Whole Loan Collateralized Support CMO: 0.1%
2,566		Bank of America Mortgage Securities, 5.500%, due 11/25/33	2,574
			2,574
		Total Collateralized Mortgage Obligations (Cost $374,669)	366,278

MUNICIPAL BONDS: 0.6%
		City of New York: 0.6%
5,000		5.000%, due 11/01/08	5,405
5,000		5.000%, due 11/01/11	5,519
5,000		5.000%, due 11/01/15	5,488
		Total Municipal Bonds (Cost $16,423)	16,412

OTHER BONDS: 1.1%
2,647	@@,C	Brazilian Government Intl. Bond, 3.125%, due 04/15/12	2,538
2,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	2,650
4,000	@@	Columbia Government Intl. Bond, 10.000%, due 01/23/12	4,640
6,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	5,115
7,000	@@,+	Russia Government Intl. Bond, 5.000%, due 03/31/30	7,247
3,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	3,780
1,000	@@,#	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	1,070
3,390	@@,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	3,981
1,000	@@	Venezuela Government Intl. Bond, 8.500%, due 10/08/14	1,063
		Total Other Bonds (Cost $29,849)	32,084

Shares			Value
PREFERRED STOCK: 0.5%
		Banks: 0.4%
1	@,#,XX	DG Funding Trust	10,729
			10,729
		Electric: 0.1%
125	@	TECO Energy, Inc.	3,230
			3,230
		Total Preferred Stock (Cost $14,038)	13,959
		Total Long-Term Investments (Cost $2,770,440)	2,774,485

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 25.8%
		Repurchase Agreement: 25.8%
$741,000	S

Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $741,138 to be received upon repurchase (Collateralized by $748,000 Federal National Mortgage Association, 4.300%, Market Value plus accrued interest $756,443, due 02/03/11)

				$741,000
		Total Short-Term Investments (Cost $741,000)		741,000
		Total Investments In Securities (Cost $3,511,440)*	122.6%	$3,515,485
		Other Assets and Liabilities-Net	(22.6)	(648,919)
		Net Assets	100.0%	$2,866,566

@	Non-income producing security
@@	Foreign issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at 12/31/04.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
**	Defaulted security.
*	Cost for federal income tax purposes is $3,512,285. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$21,639
	Gross Unrealized Depreciation	(18,439)
	Net Unrealized Appreciation	$3,200

See Accompanying Notes to Financial Statements

THE USLICO MONEY MARKET PORTFOLIO(1)	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

Principal Amount				Value
CERTIFICATE OF DEPOSIT: 5.1%
$100,000		ABN Amro Bank NV, 2.335%, due 03/18/05		$99,996
100,000		HSBC Bank, 1.555%, due 04/22/05		100,000
100,000	@@	Royal Bank of Canada, 2.350%, due 03/30/05		99,996
		Total Certificate of Deposit (Cost $299,992)		299,992

ASSET-BACKED SECURITIES: 4.3%
250,000	#	Whitehawk CDO Funding, Ltd., 2.520%, due 03/15/05		250,000
		Total Asset-Backed Securities (Cost $250,000)		250,000

COMMERCIAL PAPER: 34.3%
250,000		ASB Bank, Ltd., 2.280%, due 02/02/05		249,478
250,000		Concord Minutemen Cap., 2.210%, due 01/13/05		249,801
250,000		Corporate Asset Funding Corp., 1.790%, due 01/06/05		249,925
250,000		Galaxy Funding, 1.880%, due 01/13/05		249,830
250,000		St. Germain, 2.190%, due 01/13/05		249,802
250,000		Thunder Bay Funding, 2.260%, due 01/26/05		249,592
250,000		Tulip Funding Corp., 2.130%, due 01/10/05		249,853
100,000		UBS Finance, 2.170%, due 01/18/05		99,892
150,000		UBS Finance, 2.290%, due 01/24/05		149,771
		Total Commercial Paper (Cost $1,997,944)		1,997,944

CORPORATE BONDS/NOTES: 41.9%
100,000		American General Financial, 2.403%, due 01/06/06		100,000
25,000		American Honda Finance, 2.140%, due 04/11/05		25,002
35,000		American Honda Finance, 2.370%, due 05/16/05		35,009
100,000		Bank One Corp., 7.625%, due 08/01/05		102,889
100,000		Bear Stearns Cos., Inc., 2.351%, due 01/05/06		100,000
100,000		Bear Stearns Cos., Inc., 2.428%, due 01/28/06		100,000
200,000		Credit Suisse First Boston USA, Inc., 2.510%, due 02/08/05		200,060
200,000		General Electric Capital Corp., 4.250%, due 01/28/05		200,417
250,000	#	Goldman Sachs Group LP, 2.393%, due 01/13/06		250,000
100,000		HSBC Finance Corp., 7.125%, due 09/01/05		102,602
250,000		Merrill Lynch & Co., Inc., 1.978%, due 01/05/05		250,000
250,000		Morgan Stanley, 2.523%, due 08/15/05		250,201
245,000		Verizon Global Funding Corp., 6.750%, due 12/01/05		253,590
$225,000		Washington Mutual Financial Corp, 8.250%, due 06/15/05		$230,346
250,000		Wells Fargo & Co., 2.579%, due 09/29/05		250,125
		Total Corporate Bonds/Notes (Cost $2,450,241)		2,450,241

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%
		Federal Home Loan Bank: 3.6%
150,000		1.600%, due 03/01/05		150,000
60,000		1.840%, due 01/11/05		59,966
		Total U.S. Government Agency Obligations (Cost $209,966)		209,966

REPURCHASE AGREEMENT: 11.0%
647,000		Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $647,120 to be received upon repurchase (Collateralized by $653,000 Federal National Mortgage Association, 4.300%, Market Value plus accrued interest $660,371, due 02/03/11)		647,000
		Total Investments In Securities (Cost $5,855,143)	100.2%	$5,855,143
		Other Assets and Liabilities-Net	(0.2)	(12,118)
		Net Assets	100.0%	$5,843,025

(1)

All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded or have an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

Industry	Percentage of Net Assets
Commercial Banks - Non-U.S.	4.4%
Commercial Banks - Central U.S.	4.3
Commercial Banks - Eastern U.S.	3.3
Diversified Financial Services	7.4
Electrical Components and Equipment	3.4
Sovereign Agency	3.6
Finance - Auto Loans	1.0
Finance - Investment Banker/Broker	16.3
Insurance	1.7
Investment Companies	3.4
Special Purpose Entity	30.1
Super-Regional Banks - U.S.	6.0
Telecom Services	4.3
Repurchase Agreement	11.0
Other Assets and Liabilities, Net	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

THE USLICO STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 96.4%
		Aerospace/Defense: 4.5%
3,875	@	Alliant Techsystems, Inc.	$253,347
1,250		Boeing Co.	64,713
1,580		General Dynamics Corp.	165,268
5,325	@	United Defense Industries, Inc.	251,606
			734,934
		Agriculture: 1.4%
3,675		Altria Group, Inc.	224,543
			224,543
		Auto Manufacturers: 2.2%
2,775		Oshkosh Truck Corp.	189,755
2,050		PACCAR, Inc.	164,984
			354,739
		Auto Parts and Equipment: 0.5%
3,900		Cooper Tire & Rubber Co.	84,045
			84,045
		Banks: 5.2%
3,600		Bank of America Corp.	169,164
11,482		North Fork Bancorp, Inc.	331,256
2,275		Wachovia Corp.	119,665
3,575		Wells Fargo & Co.	222,186
			842,271
		Beverages: 1.0%
3,150		PepsiCo, Inc.	164,430
			164,430
		Biotechnology: 2.5%
2,575	@	Amgen, Inc.	165,186
2,520	@	Biogen IDEC, Inc.	167,858
2,855	@	Celgene Corp.	75,743
			408,787
		Chemicals: 3.6%
2,400		Air Products & Chemicals, Inc.	139,128
6,175		Lubrizol Corp.	227,610
3,200		Praxair, Inc.	141,280
1,850		Sherwin-Williams Co.	82,566
			590,584
		Commercial Services: 1.3%
9,350		Cendant Corp.	218,603
			218,603
		Computers: 4.2%
4,225	@	Dell, Inc.	178,042
14,300	@	EMC Corp.	212,641
3,000		International Business Machines Corp.	295,740
			686,423
		Diversified Financial Services: 10.4%
8,760		Citigroup, Inc.	422,056
13,990	@	E*TRADE Financial Corp.	209,151
2,300		Fannie Mae	163,783
3,575		Goldman Sachs Group, Inc.	371,942
6,350		J.P. Morgan Chase & Co.	247,714
3,475		Lehman Brothers Holdings, Inc.	303,993
			1,718,639
		Electronics: 0.8%
1,740		Parker Hannifin Corp.	$131,788
			131,788
		Environmental Control: 1.6%
5,775	@	Stericycle, Inc.	265,361
			265,361
		Healthcare-Products: 4.2%
4,025	@	Inamed Corp.	254,581
4,085		Johnson & Johnson	259,071
2,150	@	Zimmer Holdings, Inc.	172,258
			685,910
		Healthcare-Services: 1.8%
3,375	@	Triad Hospitals, Inc.	125,584
1,425	@	WellPoint, Inc.	163,875
			289,459
		Insurance: 3.2%
5,425		American Intl. Group, Inc.	356,260
2,150		Chubb Corp.	165,335
			521,595
		Internet: 5.4%
3,775	@	eBay, Inc.	438,957
11,700	@	Yahoo!, Inc.	440,856
			879,813
		Investment Companies: 1.6%
4,725		iShares Goldman Sachs Semiconductor Index Fund	254,205
			254,205
		Leisure Time: 2.6%
4,500		Carnival Corp.	259,335
2,675		Harley-Davidson, Inc.	162,506
			421,841
		Lodging: 2.0%
3,275		Marriott Intl., Inc.	206,260
1,950		Starwood Hotels & Resorts Worldwide, Inc.	113,880
			320,140
		Machinery-Diversified: 0.5%
1,800		Rockwell Automation, Inc.	89,190
			89,190
		Media: 1.3%
6,575	@	Comcast Corp.	215,923
			215,923
		Miscellaneous Manufacturing: 6.6%
1,675		3M Co.	137,467
1,565		Eaton Corp.	113,243
15,475		General Electric Co.	564,837
7,355	@@	Tyco Intl., Ltd.	262,868
			1,078,415
		Oil and Gas: 2.5%
8,000	@,@@	Nabors Industries, Ltd.	410,320
			410,320

See Accompanying Notes to Financial Statements

THE USLICO STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Oil and Gas Services: 4.3%
6,545		Baker Hughes, Inc.		$279,275
4,930		BJ Services Co.		229,442
5,580	@	Lone Star Technologies, Inc.		186,707
				695,424
		Pharmaceuticals: 9.7%
1,760		Allergan, Inc.		142,683
4,275	@	Barr Pharmaceuticals, Inc.		194,684
5,149	@	Caremark Rx, Inc.		203,025
1,750		Eli Lilly & Co.		99,313
5,300	@	Gilead Sciences, Inc.		185,447
6,350	@	Par Pharmaceutical Cos., Inc.		262,762
11,920		Pfizer, Inc.		320,528
5,975	@@	Teva Pharmaceutical Industries ADR		178,414
				1,586,856
		Retail: 5.5%
3,710		CVS Corp.		167,210
3,600		Nordstrom, Inc.		168,227
3,200		Target Corp.		166,176
7,375		Wal-Mart Stores, Inc.		389,547
				891,160
		Semiconductors: 1.4%
9,450		Intel Corp.		221,036
				221,036
		Software: 2.3%
14,050		Microsoft Corp.		375,276
				375,276
		Telecommunications: 2.3%
5,325	@	Avaya, Inc.		91,590
6,175	@	Cisco Systems, Inc.		119,178
6,185		SBC Communications, Inc.		159,387
				370,155
		Total Common Stock (Cost $13,562,933)		15,731,865

SHORT-TERM INVESTMENTS: 3.5%
		Repurchase Agreement: 3.5%
$566,000

Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $566,105 to be received upon repurchase (Collateralized by $571,000 Federal National Mortgage Association, 4.300%, Market Value plus accrued interest $577,445, due 02/03/11)

				$566,000
		Total Short-Term Investments (Cost $566,000)		566,000
		Total Investments In Securities (Cost $14,128,933)*	99.9%	$16,297,865
		Other Assets and Liabilities-Net	0.1	20,983
		Net Assets	100.0%	$16,318,848

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $14,150,719. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,357,811
	Gross Unrealized Depreciation	(210,665)
	Net Unrealized Appreciation	$2,147,146

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
Asset Allocation Portfolio	NII	$0.1606
Bond Portfolio	NII	$0.3263
Money Market Portfolio	NII	$0.0057
Stock Portfolio	NII	$0.0218
	ROC	$0.0153

NII — Net investment income
ROC — Return of capital

Of the ordinary distributions made during the year ended December 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Asset Allocation Portfolio:	44.00%
Stock Portfolio:	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Fund’s Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Trustee	September 1999 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	113	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	113	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Trustee	February 2002 - Present	President, College of New Jersey (1999 - Present).	113	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	September 1999 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	113	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2001	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	113	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	September 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	113

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present), Mercy Endowment Foundation (1995 - Present); Director, F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (1991 - Present) F.L. Putnam Securities Company, Inc. (June 1978 - Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Trustee	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	113	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President, Springwell Corporation (1989 - Present). Formerly, Director Tatham Offshore, Inc. (1996 - 2000).	113	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	113	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Trustee	February 2001 - Present

Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).

				161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	February 2001 - Present

Chairman, Hillcrest Capital Partners (May 2002 - Present); Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 - 1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001) and Director, Northstar Investment Management Corporation and its affiliates (1993 - 1999).

				113	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy. On December 31, 2004, Paul S. Doherty and Blaine E. Rieke retired as Directors/Trustees. Effective January 1, 2005, John V. Boyer and Patrick W. Kenny joined as Directors/Trustees.

(2)  Valuation and Proxy Voting Committee member.

(3)          Audit Committee member.

(4)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present January 2000 - Present

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present) ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1950	Executive Vice President	July 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85288	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary	January 2000 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003) and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	July 2000 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1954	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present

Vice President, Financial Reporting - Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present

Vice President ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1957	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Assistant Secretary	August 2003 - Present

Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1973	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager	Transfer Agent
ING Investments, LLC	DST Systems, Inc.
7337 E. Doubletree Ranch Road	P.O. Box 419368
Scottsdale, Arizona 85258	Kansas City, Missouri 64141

Administrator	Custodian
ING Funds Services, LLC	The Bank of New York
7337 E. Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Funds Distributor, LLC	Dechert LLP
7337 E. Doubletree Ranch Road	1775 I Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006
1-800-334-3444

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-UFUSLICO	(1204-021805)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $55,500 for year ended December 31, 2004 and $49,500 for year ended December 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

                                                None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $15,190 in the year ended December 31, 2004 and $14,000 in the year ended December 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

                                                None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471(Controlled Foreign Corporation) for structured finance vehicles	✓		Not to exceed $18,000 during the Pre-Approval Period

Tax services related to CLOs and CBOs	✓		Not to exceed $15,000 per quarter

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $442,520 for year ended December 31, 2004 and $354,873 for fiscal year ended December 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): USLICO Series Fund

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: March 7, 2005

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